Exhibit 10.1(a)

AVNET, INC.
TERM SHEET FOR 2010 STOCK COMPENSATION PLAN
NONQUALIFIED STOCK OPTIONS

FOR GOOD AND VALUABLE CONSIDERATION, Avnet, Inc. (the “Company”), hereby grants to the Participant named below the nonqualified stock option (the “Option”) to purchase any part or all of the number of shares of its common stock (the “Stock”) that are covered by this Option, as specified below, at the exercise price per share specified below and upon the terms and subject to the conditions set forth in this Term Sheet, the Avnet, Inc. 2010 Stock Compensation Plan (the “Plan”), and the Standard Terms and Conditions for Nonqualified Stock Options (the “Standard Terms and Conditions”) attached to this Term Sheet.

Name of Participant:

Social Security Number:

Grant Date:

Number of Shares of Stock covered by Option:

Exercise Price Per Share:	$

Expiration Date:

Vesting Schedule:

This Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended. By accepting this Term Sheet, the Participant acknowledges that he or she has received and read, and agrees that this Option shall be subject to, the terms of this Term Sheet, the Plan, and the Standard Terms and Conditions.

AVNET, INC.	Participant’s Printed Name
By: Title:	Participant Signature
Address (please print):

AVNET, INC.
STANDARD TERMS AND CONDITIONS FOR
NONQUALIFIED STOCK OPTIONS

These Standard Terms and Conditions for Nonqualified Stock Options (the “Standard Terms and Conditions”) apply to any Options granted under the Avnet, Inc. 2010 Stock Compensation Plan (the “Plan”) that are identified as nonqualified stock options and evidenced by a Term Sheet or an action of the Administrator that refers to these Standard Terms and Conditions.

1.	TERMS OF OPTION

Avnet, Inc. (“Avnet”) has granted to the Participant named in the attached Term Sheet a nonqualified stock option (the “Option”) to purchase up to the number of shares of Avnet’s common stock (the “Stock”) set forth in the Term Sheet, at the purchase price per share and upon the other terms and subject to the conditions set forth in the Term Sheet, these Standard Terms and Conditions, and the Plan. For purposes of these Standard Terms and Conditions and the Term Sheet, the “Company” refers to Avnet and its Subsidiaries.

2.	NON-QUALIFIED STOCK OPTION

The Option is not intended to be an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

3.	EXERCISE OF OPTION

The Option shall not be exercisable as of the grant date set forth in the Term Sheet (the “Grant Date”). After the Grant Date, the Option shall be exercisable only to the extent that it becomes vested in accordance with the vesting schedule set forth in the Term Sheet, subject to termination or acceleration as provided in these Standard Terms and Conditions and the Plan. If the Participant’s employment with the Company terminates, the Option shall cease to be exercisable, except to the extent set forth in Section 4, below.

The vesting period and/or exercisability of an Option may be adjusted by the Administrator to reflect the decreased level of employment during any period in which the Participant is on an approved leave of absence or is employed on a less than full time basis, provided that the Administrator may take into consideration any accounting consequences to the Company.

To exercise the Option (or any part thereof), the Participant shall deliver to Avnet a “Notice of Exercise” on a form specified by the Administrator, specifying the number of whole shares of Stock the Participant wishes to purchase, and shall pay the Exercise Price for such shares.

The exercise price of the Option (the “Exercise Price”) is set forth in the Term Sheet. The Exercise Price and/or any required tax withholding may be paid in cash or by certified or cashiers’ check, by “cashless” exercise methods such as direct share withholding, or by such other method (including transfer of Stock previously owned by the Participant, or broker-assisted Regulation T simultaneous exercise and sale), as the Administrator permits in its sole discretion. Fractional shares may not be exercised.

Shares of Stock will be issued as soon as practical after exercise; provided, however, that Avnet shall not be obligated to deliver shares of Stock if (a) the Participant has not satisfied all applicable tax withholding obligations, (b) the Stock is not properly registered or subject to an applicable exemption therefrom, (c) the Stock is not listed on the stock exchanges on which Avnet’s Stock is otherwise listed, or (d) Avnet determines that the exercisability of the Option or the delivery of shares hereunder would violate any federal or state securities or other applicable laws. The Option may be rescinded if necessary to ensure compliance with federal, state or other applicable laws. The Participant shall not acquire or have any rights as a shareholder of Avnet until shares of Stock issuable upon exercise of the Option are actually issued and delivered to the Participant in accordance herewith.

4.	EXPIRATION OF OPTION

Except as provided in this Section 4, the Option shall expire and cease to be exercisable as of the Expiration Date set forth in the Term Sheet.

A.	If the Participant’s employment or service with the Company terminates prior to a Change in Control for any reason other than death, disability, or Retirement (as defined below), the Option shall immediately expire and cease to be exercisable.

B.	If the Participant’s employment or service with the Company terminates by reason of Retirement (as defined below), the Option shall continue to vest as set forth in the Term Sheet and these Standard Terms and Conditions and, subject to the special rules that apply in the event of death (as set forth in Paragraph D, below), shall remain exercisable until the earlier of (i) the fifth anniversary of the termination event or (ii) the Expiration Date (unless such Option shall sooner be surrendered for termination or expire). For purposes hereof, a cessation of employment will be treated as a “Retirement” if (and only if) (a) the cessation of employment occurs after (I) the Participant has attained at least age 55 and been credited with at least five years of service with the Company and (II) the combination of the Participant’s age plus years of service is no less than 65; and (b) the Participant has signed a non-competition agreement in a form acceptable to the Company.

C.	If the Participant’s employment with or service to the Company terminates or ceases by reason of disability (as determined by the Administrator in its sole discretion), the Option shall remain exercisable only to the extent vested as of such cessation of employment or service and shall cease to be exercisable upon the earlier of (i) three months after the date of the termination event or (ii) the Expiration Date (unless such Option shall sooner be surrendered for termination or expire). Unless the provisions of Section 4.B apply, the provisions of this Section 4.C shall apply to a Participant who has not provided services to the Company for twelve consecutive months due to long-term disability leave.

D.	If the Participant’s employment or service with the Company terminates by reason of death or the Participant dies within five years after Retirement from the Company (as defined above), the Option shall be exercisable only to the extent vested as of the date of death and shall cease to be exercisable upon the earliest of (i) the first anniversary of the Participant’s death, (ii) the Expiration Date, or (iii) the fifth anniversary of the Participant’s termination date, as set forth in Paragraph B, above.

E.	Notwithstanding any other provision of these Standard Terms and Conditions, in the event of a Change in Control, the Option shall become immediately exercisable in full (unless it shall sooner have been surrendered for termination or have expired).

F.	In the event of a public solicitation by any person, firm or corporation other than the Company, of tenders of 50% or more of the then outstanding Stock (known conventionally as a “tender offer”), the Administrator may (in its sole discretion) accelerate exercisability of the Option if the Participant is then employed with the Company, so that the Option shall become immediately exercisable in full; provided, however, that any such accelerated exercisability shall cease upon the expiration, termination or withdrawal of such “tender offer,” whereupon the Option shall be exercisable only to the extent that it would have been exercisable if no such acceleration or exercisability had been authorized.

5.	RESTRICTIONS ON RESALES OF OPTION SHARES

The Company may impose such restrictions, conditions, and limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares of Stock issued as a result of the exercise of the Option, including (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant and other optionholders, and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

6.	TAXES

The Participant acknowledges that the delivery of shares of Stock following exercise of the Option will generally give rise to a withholding tax obligation, and that the issuance of             shares of Stock hereunder is conditioned on timely satisfying such withholding obligation. The Participant shall make arrangements satisfactory to the Company for satisfying such withholding obligations. The Administrator, in its sole discretion, may allow the Participant to satisfy all or part of such tax obligation through withholding of shares of Stock otherwise issuable to the Participant; the Participant transferring to Avnet nonrestricted shares of Stock previously owned by the Participant; and/or allowing the Participant to engage in a broker-assisted Regulation T simultaneous exercise and sale. No provision of the Plan, the Term Sheet, or these Standard Terms and Conditions shall be construed to transfer to the Company or any of its affiliates any responsibility of the Participant to pay any income, employment, excise, or other taxes attributable to the grant or exercise of the Option or the disposition of the underlying shares.

7.	NON-TRANSFERABILITY OF OPTION

Except to the extent permitted by Section 4.D and this Section 7, the Option shall be exercisable during the Participant’s lifetime only by the Participant. The Option may not be sold, transferred, pledged, assigned, exchanged, encumbered, or otherwise alienated or hypothecated, except (i) by testamentary disposition by the Participant or the laws of descent and distribution, or (ii) to the extent otherwise permitted by the Plan, if (and only if) approved by the Administrator in its sole discretion.

8.	THE PLAN; DEFINED TERMS; ENTIRE AGREEMENT

In addition to these Standard Terms and Conditions, the Option shall be subject to the terms of the Plan, which are incorporated into these Standard Terms and Conditions by this reference. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan, and the rules of construction set forth in the Plan shall also apply to these Standard Terms and Conditions.

The Term Sheet, these Standard Terms and Conditions, and the Plan constitute the entire understanding between the Participant and the Company regarding the Option. Any prior agreements, commitments or negotiations concerning the Option are superseded.

9.	LIMITATION OF INTEREST IN SHARES SUBJECT TO OPTION

Neither the Participant (individually or as a member of a group) nor any beneficiary or other person claiming under or through the Participant shall have any right, title, interest, or privilege in or to any shares of Stock allocated or reserved for the purpose of the Plan or subject to the Term Sheet or these Standard Terms and Conditions, except as to such shares of Stock, if any, that have been issued to such person upon exercise of the Option or any part of it. Nothing in the Plan, the Term Sheet, these Standard Terms and Conditions, or any other instrument executed pursuant to the Plan shall confer upon the Participant any right to continue in the Company’s employ or service or limit in any way the Company’s right to terminate the Participant’s employment or service at any time and for any reason. As this grant was made in the absolute discretion of management and the Administrator, receipt of these Options does not confer upon the Participant any right to future awards or participation in any equity compensation program.

Neither the Award of this Option nor any shares of Stock issuable pursuant thereto shall be included in compensation for purposes of determining the amount payable to or on behalf of the Participant under any pension, savings, retirement, life insurance, or other employee or director benefits arrangement of the Company, unless otherwise determined by the plan sponsor.

10.	GENERAL

If any provision of these Standard Terms and Conditions is declared to be illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid, and enforceable, or otherwise deleted, and the remainder of these Standard Terms and Conditions shall not be affected except to the extent necessary to reform or delete such illegal, invalid, or unenforceable provision.

The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of these Standard Terms and Conditions, nor shall they affect its meaning, construction, or effect.

These Standard Terms and Conditions shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

The Participant acknowledges that a copy of the Plan, the Plan prospectus, and Avnet’s most recent annual report to its shareholders has been delivered to the Participant.

The Plan, the Term Sheet, and these Standard Terms and Conditions shall be governed, construed, interpreted, and administered solely in accordance with the laws of the state of New York, without regard to principles of conflicts of law.

All questions arising under the Plan, the Term Sheet, and these Standard Terms and Conditions shall be decided by the Administrator in its total and absolute discretion. It is expressly understood that the Administrator is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan, the Term Sheet, and these Standard Terms and Conditions; all such determinations shall be binding upon the Participant.

Exhibit 10.1(b)

AVNET, INC.
TERM SHEET FOR 2010 STOCK COMPENSATION PLAN
INCENTIVE STOCK OPTIONS

FOR GOOD AND VALUABLE CONSIDERATION, Avnet, Inc. (the “Company”), hereby grants to the Participant named below the incentive stock option (the “Option”) to purchase any part or all of the number of shares of its common stock (the “Stock”) that are covered by this Option, as specified below, at the exercise price per share specified below and upon the terms and subject to the conditions set forth in this Term Sheet, the Avnet, Inc. 2010 Stock Compensation Plan (the “Plan”), and the Standard Terms and Conditions for Incentive Stock Options (the “Standard Terms and Conditions”) attached to this Term Sheet.

Name of Participant:

Social Security Number:

Grant Date:

Number of Shares of Stock covered by Option:

Exercise Price Per Share:	$

Expiration Date:

Vesting Schedule:

This Option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended. By accepting this Term Sheet, the Participant acknowledges that he or she has received and read, and agrees that this Option shall be subject to, the terms of this Term Sheet, the Plan, and the Standard Terms and Conditions.

AVNET, INC. By:	Participant’s Printed Name

Title:	Participant Signature

Address: (please print)

AVNET, INC.
STANDARD TERMS AND CONDITIONS FOR
INCENTIVE STOCK OPTIONS

These Standard Terms and Conditions for Incentive Stock Options (the “Standard Terms and Conditions”) apply to any Options granted under the Avnet, Inc. 2010 Stock Compensation Plan (the “Plan”) that are identified as incentive stock options and evidenced by a Term Sheet or an action of the Administrator that refers to these Standard Terms and Conditions.

1.	TERMS OF OPTION

Avnet, Inc. (“Avnet”) has granted to the Participant named in the attached Term Sheet an incentive stock option (the “Option”) to purchase up to the number of shares of Avnet’s common stock (the “Stock”) set forth in the Term Sheet, at the purchase price per share and upon the other terms and subject to the conditions set forth in the Term Sheet, these Standard Terms and Conditions, and the Plan. For purposes of these Standard Terms and Conditions and the Term Sheet, the “Company” refers to Avnet and its Subsidiaries.

The Option is intended to be an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), except to the extent otherwise provided herein. To the extent required by Section 422(d) of the Code, the Option shall not be treated as an incentive stock option to the extent that the aggregate fair market value of             shares of Stock with respect to incentive stock options that are exercisable for the first time during any calendar year exceeds $100,000.

2.	EXERCISE OF OPTION

The Option shall not be exercisable as of the grant date set forth in the Term Sheet (the “Grant Date”). After the Grant Date, the Option shall be exercisable only to the extent that it becomes vested in accordance with the vesting schedule set forth in the Term Sheet, subject to termination or acceleration as provided in these Standard Terms and Conditions and the Plan. If the Participant’s employment with the Company terminates, the Option shall cease to be exercisable, except to the extent set forth in Section 4, below.

The vesting period and/or exercisability of an Option may be adjusted by the Administrator to reflect the decreased level of employment during any period in which the Participant is on an approved leave of absence or is employed on a less than full time basis, provided that the Administrator may take into consideration any accounting consequences to the Company.

To exercise the Option (or any part thereof), the Participant shall deliver to Avnet a “Notice of Exercise” on a form specified by the Administrator, specifying the number of whole shares of Stock the Participant wishes to purchase, and shall pay the Exercise Price for such shares.

The exercise price of the Option (the “Exercise Price”) is set forth in the Term Sheet. The Exercise Price and/or any required tax withholding may be paid in cash or by certified or cashiers’ check, by “cashless” exercise methods such as direct share withholding, or by such other method (including transfer of Stock previously owned by the Participant, or broker-assisted Regulation T simultaneous exercise and sale), as the Administrator permits in its sole discretion. Fractional shares may not be exercised.

Shares of Stock will be issued as soon as practical after exercise; provided, however, that Avnet shall not be obligated to deliver shares of Stock if (a) the Participant has not satisfied all applicable tax withholding obligations, (b) the Stock is not properly registered or subject to an applicable exemption therefrom, (c) the Stock is not listed on the stock exchanges on which Avnet’s Stock is otherwise listed, or (d) Avnet determines that the exercisability of the Option or the delivery of shares hereunder would violate any federal or state securities or other applicable laws. The Option may be rescinded if necessary to ensure compliance with federal, state or other applicable laws. The Participant shall not acquire or have any rights as a shareholder of Avnet until shares of Stock issuable upon exercise of the Option are actually issued and delivered to the Participant in accordance herewith.

3.	EXPIRATION OF OPTION

Except as provided in this Section 3, the Option shall expire and cease to be exercisable as of the Expiration Date set forth in the Term Sheet.

A.	If the Participant’s employment or service with the Company terminates prior to a Change in Control for any reason other than death, disability, or Retirement (as defined below), the Option shall immediately expire and cease to be exercisable.

B.	If the Participant’s employment or service with the Company terminates by reason of Retirement (as defined below), the Option shall continue to vest as set forth in the Term Sheet and these Standard Terms and Conditions and, subject to the special rules that apply in the event of death (as set forth in Paragraph D, below), shall remain exercisable until the earlier of (i) the fifth anniversary of the termination event or (ii) the Expiration Date (unless such Option shall sooner be surrendered for termination or expire). However, to the extent required by Section 422 of the Code, the Option shall cease to be an incentive stock option three months after the Participant ceases to be an employee of the Company and shall thereafter be a nonqualified stock option. For purposes hereof, a cessation of employment will be treated as a “Retirement” if (and only if) (a) the cessation of employment occurs after (I) the Participant has attained at least age 55 and been credited with at least five years of service with the Company and (II) the combination of the Participant’s age plus years of service is no less than 65; and (b) the Participant has signed a non-competition agreement in a form acceptable to the Company.

C.	If the Participant’s employment with or service to the Company terminates or ceases by reason of disability (as determined by the Administrator in its sole discretion), the Option shall remain exercisable only to the extent vested as of such cessation of employment or service and shall cease to be exercisable upon the earlier of (i) three months after the date of the termination event or (ii) the Expiration Date (unless such Option shall sooner be surrendered for termination or expire). Unless the provisions of Section 4.B apply, the provisions of this Section 4.C shall apply to a Participant who has not provided services to the Company for twelve consecutive months due to long-term disability leave.

D.	If the Participant dies either while in the employ of the Company or within five years after Retirement from the Company (as defined above), the Option shall be exercisable only to the extent vested as of the date of death and shall cease to be exercisable upon the earliest of (i) the first anniversary of the Participant’s death, (ii) the Expiration Date, or (iii) the fifth anniversary of the Participant’s termination date, as set forth in Paragraph B, above. If the Participant dies while actively employed, or within three months after the Participant’s cessation of employment with the Company, the Option will continue to be treated as an incentive stock option until the earliest of the dates described in the preceding sentence. If the Participant’s death occurs more than three (3) months after the Participant’s cessation of employment with the Company, the Option will cease to be an incentive stock option and will be treated as a nonqualified stock option.

E.	Notwithstanding any other provision of these Standard Terms and Conditions, in the event of a Change in Control, the Option shall become immediately exercisable in full (unless it shall sooner have been surrendered for termination or have expired).

F.	In the event of a public solicitation by any person, firm or corporation other than the Company, of tenders of 50% or more of the then outstanding Stock (known conventionally as a “tender offer”), the Administrator may (in its sole discretion) accelerate exercisability of the Option if the Participant is then employed with the Company, so that the Option shall become immediately exercisable in full; provided, however, that any such accelerated exercisability shall cease upon the expiration, termination or withdrawal of such “tender offer,” whereupon the Option shall be exercisable only to the extent that it would have been exercisable if no such acceleration or exercisability had been authorized.

4.	RESTRICTIONS ON RESALES OF OPTION SHARES

The Company may impose such restrictions, conditions, and limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares of Stock issued as a result of the exercise of the Option, including (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant and other optionholders, and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

5.	TAXES

The Participant acknowledges that the delivery of shares of Stock following exercise of the Option will generally give rise to a withholding tax obligation, and that the issuance of             shares of Stock hereunder is conditioned on timely satisfying such withholding obligation. The Participant shall make arrangements satisfactory to the Company for satisfying such withholding obligations. The Administrator, in its sole discretion, may allow the Participant to satisfy all or part of such tax obligation through withholding of shares of Stock otherwise issuable to the Participant; the Participant transferring to Avnet nonrestricted shares of Stock previously owned by the Participant; and/or allowing the Participant to engage in a broker-assisted Regulation T simultaneous exercise and sale. No provision of the Plan, the Term Sheet, or these Standard Terms and Conditions shall be construed to transfer to the Company or any of its affiliates any responsibility of the Participant to pay any income, employment, excise, or other taxes attributable to the grant or exercise of the Option or the disposition of the underlying shares.

6.	NON-TRANSFERABILITY OF OPTION

To the extent that the Option is intended to be an incentive stock option, and to the extent required by Section 422 of the Code, the Option: (i) shall be exercisable during the Participant’s lifetime only by the Participant, and (ii) may not be sold, transferred, pledged, assigned, exchanged, encumbered, or otherwise alienated or hypothecated, except by testamentary disposition by the Participant or the laws of descent and distribution.

If the Option is not an incentive stock option, then except to the extent permitted by Section 3.D and this paragraph, the Option shall be exercisable during the Participant’s lifetime only by the Participant. The Option may not be sold, transferred, pledged, assigned, exchanged, encumbered, or otherwise alienated or hypothecated, except (i) by testamentary disposition by the Participant or the laws of descent and distribution, or (ii) to the extent otherwise permitted by the Plan, if (and only if) approved by the Administrator in its sole discretion.

7.	THE PLAN; DEFINED TERMS; ENTIRE AGREEMENT

In addition to these Standard Terms and Conditions, the Option shall be subject to the terms of the Plan, which are incorporated into these Standard Terms and Conditions by this reference. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan, and the rules of construction set forth in the Plan shall also apply to these Standard Terms and Conditions.

The Term Sheet, these Standard Terms and Conditions, and the Plan constitute the entire understanding between the Participant and the Company regarding the Option. Any prior agreements, commitments or negotiations concerning the Option are superseded.

8.	LIMITATION OF INTEREST IN SHARES SUBJECT TO OPTION

Neither the Participant (individually or as a member of a group) nor any beneficiary or other person claiming under or through the Participant shall have any right, title, interest, or privilege in or to any shares of Stock allocated or reserved for the purpose of the Plan or subject to the Term Sheet or these Standard Terms and Conditions, except as to such shares of Stock, if any, that have been issued to such person upon exercise of the Option or any part of it. Nothing in the Plan, the Term Sheet, these Standard Terms and Conditions, or any other instrument executed pursuant to the Plan shall confer upon the Participant any right to continue in the Company’s employ or service or limit in any way the Company’s right to terminate the Participant’s employment at any time and for any reason. As this grant was made in the absolute discretion of management and the Administrator, receipt of these Options does not confer upon the Participant any right to future awards or participation in any equity compensation program.

Neither the Award of this Option nor any shares of Stock issuable pursuant thereto shall be included in compensation for purposes of determining the amount payable to or on behalf of the Participant under any pension, savings, retirement, life insurance, or other employee or director benefits arrangement of the Company, unless otherwise determined by the plan sponsor.

9.	GENERAL

If any provision of these Standard Terms and Conditions is declared to be illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid, and enforceable, or otherwise deleted, and the remainder of these Standard Terms and Conditions shall not be affected except to the extent necessary to reform or delete such illegal, invalid, or unenforceable provision.

The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of these Standard Terms and Conditions, nor shall they affect its meaning, construction, or effect.

These Standard Terms and Conditions shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

The Participant acknowledges that a copy of the Plan, the Plan prospectus, and Avnet’s most recent annual report to its shareholders has been delivered to the Participant.

The Plan, the Term Sheet, and these Standard Terms and Conditions shall be governed, construed, interpreted, and administered solely in accordance with the laws of the state of New York, without regard to principles of conflicts of law.

All questions arising under the Plan, the Term Sheet, and these Standard Terms and Conditions shall be decided by the Administrator in its total and absolute discretion. It is expressly understood that the Administrator is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan, the Term Sheet, and these Standard Terms and Conditions; all such determinations shall be binding upon the Participant.

Exhibit 10.1(c)

AVNET, INC.
TERM SHEET FOR 2010 STOCK COMPENSATION PLAN
PERFORMANCE STOCK UNIT AWARD
For 3-Year Performance Periods Commencing with FY20__ and Subsequent FYs

Avnet, Inc. (the “Company”), hereby grants to the Participant named below an award of performance stock units (the “Performance Stock Units” or “PSUs”) covering the three-year Performance Period defined in the Standard Terms and Conditions and the number of shares of its common stock (the “Stock”) specified below, upon the terms and conditions set forth in this Term Sheet, the Avnet, Inc. 2010 Stock Compensation Plan (the “Plan”) and the Standard Terms and Conditions for Performance Stock Units (the “Standard Terms and Conditions”) attached to this Term Sheet.

Name of Participant:

Grant Date:

Number of Share of Stock covered by PSUs:

Vesting Schedule:

The vesting conditions for the Performance Stock Units are set forth in the Standard Terms and Conditions.

By accepting this award, the Participant acknowledges that he or she has received and read, and agrees that these Performance Stock Units shall be subject to the terms of the Plan, this letter and the attached Standard Terms and Conditions.

AVNET, INC.
By: Title:

AVNET, INC.
2010 STOCK COMPENSATION PLAN
STANDARD TERMS AND CONDITIONS FOR
PERFORMANCE STOCK UNITS
FISCAL 20__ — FISCAL 20__ PERFORMANCE PERIOD

These Standard Terms and Conditions for Performance Stock Units (the “Standard Terms and Conditions”) apply to any Performance Stock Units granted under the Avnet, Inc. 2010 Stock Compensation Plan (the “Plan”) for the Fiscal 20       through Fiscal 20       Performance Period (as defined below) that are identified as performance stock units and evidenced by a Term Sheet or an action of the Administrator that refers to these Standard Terms and Conditions.

1.	TERMS OF PERFORMANCE STOCK UNITS

Avnet, Inc. (“Avnet”) has granted to the Participant named in the attached Term Sheet performance stock units (the “Performance Stock Units” or “PSUs”) covering the number of             shares of its common stock (the “Stock”) set forth in the Term Sheet, subject to the conditions set forth in the Term Sheet, these Standard Terms and Conditions, and the Plan. For purposes of these Standard Terms and Conditions and the Term Sheet, the “Company” refers to Avnet and its Subsidiaries.

2.	VESTING AND PERFORMANCE

The PSUs shall vest based upon a 3-year performance cycle, beginning as of        and ending on        — Fiscal 20       through Fiscal 20       — (the “Performance Period”). The vesting of the PSUs is subject to (a) the Participant remaining continuously employed by or in the service of the Company from the Grant Date through the last day of the Performance Period and (b) Avnet achieving Relative Economic Profit Performance (“Relative EP”) and Relative Total Shareholder Return Performance (“Relative TSR”) equal to at least the respective threshold levels set forth below. For purposes hereof:

•	“Relative EP” means Avnet’s economic profit per dollar of average capital compared to the economic profit per dollar of average capital of the companies included on Exhibit A, during the Performance Period.

•	“Economic profit” for a business means operating income after tax (assuming an effective tax rate of 35%), less a capital charge of 10% on the amount of capital invested in the business. For purposes hereof, “operating income” excludes certain items as determined by the Administrator, such as restructuring charges, asset writedowns, impairments, and financial impacts of accounting, tax, and regulatory changes, etc. In addition, an effective tax rate of 35% and a cost of capital of 10% will be used for all companies.

•	“Relative TSR” means the percentile rank (from 0%ile for the lowest to 100%ile for the highest) of Avnet’s Total Shareholder Return compared to the individual total shareholder return of each company included on Exhibit B.

•	“Total Shareholder Return” means the percent calculated using the following formula:

Average stock price at the end of period – average stock price at the start of period + dividends

Average stock price at the start of period

When calculating the average stock price at the beginning and end of the relevant period, Avnet shall use the 30-trading day average immediately before and including the start day and the 30-trading day average immediately before and including the end day of the applicable period.

For purposes of this award, 75% of the PSUs granted shall vest depending upon Relative EP and 25% of the PSUs shall vest depending on the Relative TSR. The number of PSUs that vest (subject to satisfying the continuous employment requirement described above) shall be determined in accordance with the following matrix:

Vested PSUs = Number of PSUs granted X (Relative EP Payout X 75% + Relative TSR Payout X 25%)

Based upon Avnet’s actual Relative EP and Relative TSR during the three-year performance period, the Participant is eligible to receive a percentage of the target number of shares ranging from 0% to 200% of Participant’s targeted number of shares as set forth below:

Relative EP payout

Relative EP payout
Relative EP relative to the Companies listed on Exhibit A

Relative TSR payout

Relative TSR payout
Percentile Rank

Following the end of the Performance Period and the collection of relevant data necessary to determine the extent to which the performance goals set forth in this Paragraph 2 have been satisfied, the Administrator will determine: (a) the amount of Relative EP and Relative TSR that was achieved by Avnet over the Performance Period; and (b) the percentage of the Performance Stock Units that vested as of the last day of the Performance Period. The Administrator shall make these determinations in its sole discretion; provided, however, that if the Participant is a “covered employee” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the level of achievement shall be determined in a manner that satisfies the requirements under Section 162(m) of the Code for performance-based compensation and shall be evidenced by written certification of the Compensation Committee of Avnet’s Board of Directors. For the avoidance of doubt, except as expressly provided otherwise in Paragraphs 4 through 6 herein below, any Performance Stock Units that do not vest in accordance with the foregoing shall expire without consideration on the last day of the Performance Period.

Upon the vesting of all or a portion of the PSUs, one share of Stock shall be issuable for each PSU that vests (the “PSU Shares”). Thereafter, Avnet shall transfer such PSU Shares to the Participant. Such transfer shall occur as soon as practicable after the satisfaction of all required tax withholding obligations, securities law registration and other requirements, and applicable stock exchange listing, and in any event no later than the last day of the “applicable 21/2 month period,” as defined in Treas. Reg. § 1.409A-1(b)(4)(i)(A).

No fractional shares shall be issued with respect to vesting of PSUs.

The Participant shall not acquire or have any rights as a shareholder of Avnet by virtue of these Standard Terms and Conditions (or the Award evidenced thereby) until the PSU shares issuable pursuant to this Award are actually issued and delivered to the Participant in accordance with the terms of the Plan and these Standard Terms and Conditions.

3.	TERMINATION OF EMPLOYMENT OR SERVICE

Except as provided below with respect to death, disability, Retirement, or Change in Control, if the Participant ceases to be employed by or in the service of the Company for any reason before the Performance Stock Units have fully vested pursuant to Paragraph 2, the Participant shall immediately forfeit all of the Performance Stock Units without consideration.

4.	DEATH OR DISABILITY OF PARTICIPANT

If the Participant’s employment with or service to the Company terminates or ceases by reason of the Participant’s death or disability (as determined by the Administrator in its sole discretion), the Participant shall vest in a pro-rata share of the PSUs equal to the number of PSUs that would have become vested had the Participant remained continuously employed by, or provided services to, the Company through the end of the Performance Period (based on Avnet’s performance through the end of the Performance Period), multiplied by a fraction, the numerator of which is the number of full calendar quarters completed as of the date of death or disability, and the denominator of which is 12. Unless the provisions of Section 5 below, apply, this Section 4 shall apply to a Participant who has not provided services to the Company for twelve consecutive months due to long-term disability leave. The number of PSU Shares payable and the timing of the transfer of such PSU Shares shall be determined in accordance with Paragraph 2, above. All non-vested PSUs shall be forfeited.

5.	RETIREMENT

If the Participant’s employment or service with the Company terminates by reason of Retirement (as defined herein), the Participant shall vest in the PSUs equal to the number of PSUs that would have become vested had the Participant remained continuously employed by the Company through the end of the Performance Period (based on Avnet’s performance through the end of the Performance Period).  For purposes hereof, a cessation of employment will be treated as a “Retirement” if (and only if) (a) the cessation of employment occurs after (I) the Participant has attained at least age 55 and been credited with at least five years of service with the Company and (II) the combination of the Participant’s age plus years of service is no less than 65; and (b) the Participant has signed a non-competition agreement in a form acceptable to the Company.  The number of PSU Shares payable and the timing of the transfer of such PSU Shares shall be determined in accordance with Paragraph 2, above.  All non-vested PSUs shall be forfeited.

6.	CHANGE IN CONTROL

In the event of a Change in Control, the Performance Stock Units shall become immediately and fully vested and payable, and one share of Stock shall be issued for each Performance Stock Unit no later than the last day of the “applicable 21/2 month period,” as defined in Treas. Reg. § 1.409A-1(b)(4)(i)(A).

7.	TAXES

The Participant acknowledges that the delivery of unrestricted shares of Stock following vesting of a Performance Stock Unit will generally give rise to a withholding tax obligation, and that the issuance of shares of Stock hereunder is conditioned on timely satisfying such withholding obligation. The Participant shall make arrangements satisfactory to the Company for satisfying such withholding obligations. For Participants residing in the United States, Avnet will issue “net shares,” meaning that shares will be withheld to cover the estimated withholding tax liability. Participants residing in other countries are subject to the laws of the appropriate tax jurisdiction. No provision of the Plan, the Term Sheet, or these Standard Terms and Conditions shall be construed to transfer to the Company or any of its affiliates any responsibility of the Participant to pay any income, employment, excise, or other taxes attributable to a Performance Stock Unit.

8.	THE PLAN; DEFINED TERMS; ENTIRE AGREEMENT

In addition to these Standard Terms and Conditions, the Performance Stock Units shall be subject to the terms of the Plan, which are incorporated into these Standard Terms and Conditions by this reference. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan, and the rules of construction set forth in the Plan shall also apply to these Standard Terms and Conditions.

The Term Sheet, these Standard Terms and Conditions, and the Plan constitute the entire understanding between the Participant and the Company regarding the Performance Stock Units. Any prior agreements, commitments or negotiations concerning the Performance Stock Units are superseded.

9.	RESTRICTIONS ON RESALES

The Company may impose such restrictions, conditions, and limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares of Stock issued pursuant to the Performance Stock Units, including (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant and other holders of awards granted under the Plan, and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

10.	COMPENSATION RECOUPMENT POLICY

This Award shall be subject to the terms and conditions of the Company’s compensation recoupment or clawback policy, as in effect and amended from time to time, including disgorgement or repayment to the extent required by such policy.

11.	NO ASSIGNMENT

Performance Stock Units granted under the Plan may not be sold, transferred, pledged, assigned, exchanged, encumbered or otherwise alienated or hypothecated until the Performance Stock Units have vested and the corresponding shares of Stock have been issued, except to the limited extent permitted by the Plan and approved by the Administrator in its sole discretion.

12.	GENERAL

If any provision of these Standard Terms and Conditions is declared to be illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid, and enforceable, or otherwise deleted, and the remainder of these Standard Terms and Conditions shall not be affected except to the extent necessary to reform or delete such illegal, invalid, or unenforceable provision.

The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of these Standard Terms and Conditions, nor shall they affect its meaning, construction, or effect.

These Standard Terms and Conditions shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors, and assigns.

The Participant acknowledges that a copy of the Plan, the Plan prospectus, and Avnet’s most recent annual report to its shareholders has been delivered to the Participant.

Nothing in the Plan, the Term Sheet, these Standard Terms and Conditions, or any other instrument executed pursuant to the Plan shall confer upon the Participant any right to continue in the Company’s employ or service or limit in any way the Company’s right to terminate the Participant’s employment or service at any time and for any reason. As this grant was made in the absolute discretion of management and the Administrator, receipt of this Award does not confer upon the Participant any right to future awards or participation in any equity compensation program.

Neither this Award nor any shares of Stock issuable hereunder shall be included in compensation for purposes of determining the amount payable to or on behalf of the Participant under any pension, savings, retirement, life insurance, severance or other employee or director benefits arrangement of the Company, unless otherwise determined by the plan sponsor.

The Plan, the Term Sheet, and these Standard Terms and Conditions shall be governed, construed, interpreted, and administered solely in accordance with the laws of the state of New York, without regard to principles of conflicts of law.

All questions arising under the Plan, the Term Sheet, and these Standard Terms and Conditions shall be decided by the Administrator in its total and absolute discretion. It is expressly understood that the Administrator is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan, the Term Sheet, and these Standard Terms and Conditions; all such determinations shall be binding upon the Participant.

EXHIBIT A

EXHIBIT B

Exhibit 10.1(d)

AVNET, INC.
STANDARD TERMS AND CONDITIONS
FOR STOCK UNITS

These Standard Terms and Conditions for Incentive Stock Units (the “Standard Terms and Conditions”) apply to any restricted stock unit granted under the Avnet, Inc. 2010 Stock Compensation Plan (the “Plan”) that are identified as incentive or restricted stock units.

1.	TERMS OF STOCK UNITS

Avnet, Inc. (“Avnet”) has granted to the Participant named in the attached Term Sheet restricted stock units (the “Incentive Stock Units”) covering the number of shares of its common stock (the “Stock”) set forth in the Term Sheet, subject to the conditions set forth in the Term Sheet, these Standard Terms and Conditions, and the Plan. For purposes of these Standard Terms and Conditions and the Term Sheet, the “Company” refers to Avnet and its subsidiaries.

2.	VESTING AND PERFORMANCE

Subject to the provisions these Standard Terms and Conditions and the Term Sheet, 20% of the Incentive Stock Units will vest on the first business day of January in each of 20       through 201      . Upon the vesting, one share of Stock shall be issuable for each Incentive Stock Unit that vests. Thereafter, Avnet shall transfer such Stock to the Participant. Such transfer shall occur during the Participant’s tax year in which vesting occurs, as soon as practicable after the satisfaction of all required tax withholding obligations, securities law registration and other requirements, and applicable stock exchange listing.

The Participant shall not acquire or have any rights as a shareholder of Avnet by virtue of these Standard Terms and Conditions (or the Award evidenced thereby) until the shares of Stock issuable pursuant to this Award are actually issued and delivered to the Participant in accordance with the terms of the Plan and these Standard Terms and Conditions.

3.	TERMINATION OF EMPLOYMENT OR SERVICE

Except as provided below with respect to death or Retirement (as such term is defined below), if the Participant ceases to be employed by, or ceases providing services to, the Company for any reason before the Incentive Stock Units have vested pursuant to Paragraph 2, the Participant shall immediately forfeit all of the Incentive Stock Units without consideration therefor. This Section 3 shall apply to a Participant who has not provided services to the Company for twelve consecutive months due to long-term disability leave.

4.	DEATH

If the Participant’s employment with the Company terminates by reason of the Participant’s death, the Incentive Stock Units shall become immediately and fully vested and payable, and one share of Stock shall be issued for each Incentive Stock Unit on a date determined by the Company, which date shall be no later than 90 days after the Participant’s death.

5.	RETIREMENT

If the Participant’s employment or service with the Company terminates by reason of Retirement, the Incentive Stock Unit shall continue to vest in accordance with the schedule prescribed by Paragraph 2 (subject to acceleration in the event of death (pursuant to Paragraph 4) or a Change in Control (pursuant to Paragraph 6)). One share of Stock shall be delivered with respect to each vested Incentive Stock Unit at the time prescribed by Paragraph 2, Paragraph 4 or Paragraph 6, as applicable. For purposes hereof, a cessation of employment will be treated as a “Retirement” if (and only if) (a) the cessation of employment occurs after (I) the Participant has attained at least age 55 and been credited with at least five years of service with the Company and (II) the combination of the Participant’s age plus years of service is no less than 65; and (b) the Participant has signed a non-competition agreement in a form acceptable to the Company.

6.	CHANGE IN CONTROL

In the event of a Change in Control (as such term is defined in the Plan), the Incentive Stock Units shall become immediately and fully vested and payable, and one share of Stock shall be issued for each Incentive Stock Unit no later than 10 days after the Change in Control.

7.	TAXES

The Participant acknowledges that Incentive Stock Units and shares of Stock provided under this Agreement are subject to income and employment tax withholding obligations and that, in some cases, withholding obligations will arise before shares are deliverable. The Participant shall make arrangements satisfactory to the Company for satisfying such withholding obligations. For Participants residing in the United States, Avnet will issue “net shares,” meaning that shares will be withheld to cover estimated withholding tax liability. Participants residing in other countries are subject to the laws of the appropriate tax jurisdiction. No provision of the Plan, the Term Sheet, or these Standard Terms and Conditions shall be construed to transfer to the Company or any of its affiliates any responsibility of the Participant to pay any income, employment, excise, or other taxes attributable to an Incentive Stock Unit.

8.	THE PLAN; DEFINED TERMS; ENTIRE AGREEMENT

In addition to these Standard Terms and Conditions, the Incentive Stock Units shall be subject to the terms of the Plan, which are incorporated into these Standard Terms and Conditions by this reference. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan, and the rules of construction set forth in the Plan shall also apply to these Standard Terms and Conditions.

The Term Sheet, these Standard Terms and Conditions, and the Plan constitute the entire understanding between the Participant and the Company regarding the Incentive Stock Units. Any prior agreements, commitments or negotiations concerning the Incentive Stock Units are superseded.

9.	RESTRICTIONS ON RESALES

The Company may impose such restrictions, conditions, and limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares of Stock issued pursuant to the Incentive Stock Units, including (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant and other holders of awards granted under the Plan, and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

10.	SECTION 409A

These Standard Terms and Conditions shall be interpreted consistent with the intent to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), such that there are no adverse tax consequences, interest, or penalties as a result of any amount paid or payable as a result of the award of the Incentive Stock Units. Any ambiguity or inconsistency in the provisions of these Standard Terms and Conditions shall be resolved consistent with such intent.

If, as of the Participant’s “separation from service” within the meaning of Section 409A(a)(2)(A)(i) of the Code, as determined by the Company, the Participant is a “specified employee” (as determined by the Company in accordance with its guidelines established pursuant to Treas. Reg. § 1.409A-1(i)), any amount payable to the Participant upon such separation from service shall be subject to the six (6) month delay required by Section 409A(a)(2)(B)(i) of the Code; provided however, that such six (6) month delay shall not be required with respect to any payment for which the payment event is not such separation from service or with respect to any payment that is not subject to Section 409A by reason of the “short-term deferral” rule described in Treas. Reg. § 1.409A-1(b)(4) or otherwise.

11.	NO ASSIGNMENT

Incentive Stock Units granted under the Plan may not be sold, transferred, pledged, assigned, exchanged, encumbered or otherwise alienated or hypothecated until the Incentive Stock Units have vested and the corresponding shares of Stock have been issued, except to the limited extent permitted by the Plan and approved by the Administrator in its sole discretion.

12.	GENERAL

If any provision of these Standard Terms and Conditions is declared to be illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid, and enforceable, or otherwise deleted, and the remainder of these Standard Terms and Conditions shall not be affected except to the extent necessary to reform or delete such illegal, invalid, or unenforceable provision.

The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of these Standard Terms and Conditions, nor shall they affect its meaning, construction, or effect.

These Standard Terms and Conditions shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors, and assigns.

The Participant acknowledges that a copy of the Plan, the Plan prospectus, and Avnet’s most recent annual report to its shareholders has been delivered or made available to the Participant.

Nothing in the Plan, the Term Sheet, these Standard Terms and Conditions, or any other instrument executed pursuant to the Plan shall confer upon the Participant any right to continue in the Company’s employ or service or limit in any way the Company’s right to terminate the Participant’s employment or service at any time and for any reason. As this grant was made in the absolute discretion of management and the Administrator, receipt of this Award does not confer upon the Participant any right to future awards or participation in any equity compensation program.

Neither this Award nor any shares of Stock issuable hereunder shall be included in compensation for purposes of determining the amount payable to or on behalf of the Participant under any pension, savings, retirement, life insurance, severance, or other employee or director benefits arrangement of the Company, unless otherwise determined by the plan sponsor.

The Plan, the Term Sheet, and these Standard Terms and Conditions shall be governed, construed, interpreted, and administered solely in accordance with the laws of the state of New York, without regard to principles of conflicts of law.

All questions arising under the Plan, the Term Sheet, and these Standard Terms and Conditions shall be decided by the Administrator in its total and absolute discretion. It is expressly understood that the Administrator is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan, the Term Sheet, and these Standard Terms and Conditions; all such determinations shall be binding upon the Participant.